SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 20, 2015

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL	33837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Chairman Ernest S. Pinner announced today that on July 17, 2015, the Board of Directors of CenterState Banks, Inc. (NASDAQ: CSFL), upon his recommendation, elected John C. Corbett as the Company’s President and Chief Executive Officer, replacing Mr. Pinner who will assume his new position as the Company’s Executive Chairman of the Board of Directors effective immediately.

Part of a long-term succession plan, Mr. Corbett, who is 46 years old, has been the Executive Vice President of the Company since 2007 and is the President and Chief Executive Officer and a Director of the Company’s subsidiary bank since 2003.  Mr. Corbett has also been a Director of the Company since 2011.  Prior to joining the Company, Mr. Corbett worked with Mr. Pinner as Vice President of Commercial Banking at First Union National Bank in Florida between 1990 and 1999, after which time he and Mr. Pinner organized and opened a denovo bank, CenterState Bank of Florida, N.A., in Winter Haven, Florida, which the Company purchased in December of 2002.

Mr. Pinner, who will turn 68 years old later this year, has been deeply involved in the banking business in Florida for almost half a century.  In his new role he expects to remain active with Board oversight activity and plans to continue serving on most of the Company Board level and subsidiary bank Board level committees.  He also plans to make himself available for investor conferences and presentations, represent the CenterState organization in it’s local community activities and charities, as well as maintaining and enhancing existing relationships with the Company’s valued customers.

For additional information regarding Mr. Corbett’s background including compensation arrangements and agreements between the Company, its subsidiary bank, and him, reference is made to the Company’s definitive Proxy Statement dated March 16, 2015 and filed with the Securities and Exchange Commission on March 5, 2015 in connection with the Company’s April 30, 2015 Annual Meeting of Shareholders.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Some of the statements in this report constitute forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements.  Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2014, and otherwise in our SEC reports and filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and
Chief Financial Officer

Date:July 20, 2015

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